SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 12, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On August 12, 2014, Wheeler Real Estate Investment Trust, Inc. (the “Company”) issued a press release announcing that it will issue its financial results for its 2014 second quarter and six months ended June 30, 2014 on Thursday, August 14, 2014, after close of market. The Company will discuss these results in a conference call the following morning Friday, August 15, 2014, at 10:00 a.m., Eastern Standard Time.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press release, dated August 12, 2014, announcing that the Company will issue its financial results for its 2014 second quarter and six months ended June 30, 2014.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler Chairman and Chief Executive Officer

Dated: August 12, 2014

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated August 12, 2014, announcing that the Company will issue its financial results for its 2014 second quarter and six months ended June 30, 2014.